UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)          AUGUST 18, 2005
NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 11, 2005, Chahram Bolouri, Malcolm Collins, Pascal Debon, Nicholas DeRoma, William Donovan, John Giamatteo, Dion Joannou, Robert Mao, Brian McFadden, Greg Mumford, Stephen Pusey and Susan L. Spradley (the “Officers”) delivered to Nortel Networks Corporation (“NNC”) a letter dated as of March 1, 2005 modifying the letter of undertaking from the Officers to NNC dated January 10, 2005. In the modified letter, the Officers state that, as a result of being advised by NNC that the trading restrictions under the cease trade orders issued by the Canadian securities regulatory authorities and/or Section 306(a) of the U.S. Sarbanes-Oxley Act of 2002 may preclude the Officers from deciding to make payments of an amount equal to their return to profitability bonus paid in 2003 through the surrender of common shares of NNC, the Officers will make the first scheduled payment five business days after they are notified in writing that they are no longer barred from trading in securities of NNC under applicable Canadian or US rules.
A copy of the letter dated March 1, 2005 is attached as Exhibit 10.1.
On August 11, 2005, Nortel Networks Corporation (“NNC”) entered into an escrow agreement with Computershare Trust Company of Canada, and Chahram Bolouri, Malcolm Collins, Pascal Debon, Nicholas DeRoma, William Donovan, John Giamatteo, Dion Joannou, Robert Mao, Brian McFadden, Greg Mumford, Stephen Pusey and Susan L. Spradley (individually an “Officer” and collectively the “Officers”) dated as of March 1, 2005 in connection with the placing into escrow of common shares of the registrant by each Officer to be used to facilitate the payment by each Officer of an amount equal to the return to profitability bonus paid to the Officer in 2003, net of tax deductions at source, as set forth in a letter of undertaking from the Officers to NNC dated January 10, 2005, as modified by a letter dated as of March 1, 2005.
Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1	Letter dated March 1, 2005 to Nortel Networks Corporation, from the officers indicated therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Peter W. Currie
Peter W. Currie
Executive Vice-President and Chief Financial Officer

By:	/s/ Gordon A. Davies
Gordon A. Davies
Assistant General Counsel — Securities and Corporate Secretary

Dated: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter dated March 1, 2005 to Nortel Networks Corporation, from the officers indicated therein.